EXHIBIT 10.2

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the inclusion of our Auditors’ Report, dated April 30, 2002, on the financial statements of Gold City Industries Ltd. for the years ended December 31, 2001 and 2000 in the Company’s Report on Form 20F (Amendment Number 2).  We also consent to application of such report to the financial information in the Report on Form 20F, when such financial information is read in conjunction with the financial statements referred to in our report.

Vancouver, Canada

/s/ Morgan & Company

January 29, 2003

Chartered Accountants